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                                                                    EXHIBIT 10.1


                              SELLING STOCKHOLDERS
                          REGISTRATION RIGHTS AGREEMENT

                  THIS SELLING STOCKHOLDERS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into effective as of June 27, 2005, by and among OUTDOOR CHANNEL HOLDINGS, INC., a Delaware corporation (the "Company"), and each of the persons named on the signature pages hereto who execute this Agreement (referred to herein individually as a "Holder" and, collectively, as "Holders").

                                    RECITALS

         A. As of the date of this Agreement, Holders own shares of the Company's issued and outstanding common stock (the "Shares") and/or options exercisable into Shares.

         B. The Company desires to provide for an orderly distribution pursuant to an underwritten offering of the portion of the Shares held by the Holders (including Shares underlying options) and desires to secure the agreement by the Holders to a market standoff and to other provisions as set forth below.

                  In consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "1933 Act" or the "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Commission" or "SEC" shall mean the United States Securities and Exchange Commission.

                  "Common Stock" shall mean the voting shares, $0.001 par value per share, of the Company.

                  "Proposed Registration" means the Registration Statement on Form S-3 (No. 333-125084) filed by the Company pursuant to which the Company proposes to register shares of its Common Stock and Registerable Securities for the Holders for sale in connection with an underwritten offering on such terms and conditions as the Company determines in its sole and absolute discretion.

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                  "Registrable Securities" shall mean (i) the Shares, and (ii)
any shares of Common Stock issued by the Company pursuant to the exercise of options by a Holder for sale in connection with the Proposed Registration as permitted by the Company.

      2.    Piggy-Back Registration Rights.

            2.1 Proposed Registration. Subject to the terms and conditions contained in this Agreement, the Company has agreed to permit the Holders to register Registrable Securities for sale in connection with the Proposed Registration. The Holder's right to participate in the Proposed Registration shall be subject to such terms and conditions as determined by the Company in its sole and absolute discretion and Holder acknowledges that Holder shall have no rights pursuant to this Agreement with regard to any other proposed registration, transaction or offering by the Company.

            2.2 Further Requirements. The underwriter(s) in the Proposed Registration will be selected by the Company in its sole and absolute discretion and the right of each Holder to include any of their Registrable Securities in the Proposed Registration shall be conditioned upon such Holder's acceptance of the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company and the execution by the Holder of the applicable Underwriting Agreement. The Company shall include in the Proposed Registration only that number of Registrable Securities of each Holder which the Company determines in its sole and absolute discretion and the Company shall have the right, in its sole and absolute discretion, to reduce the size of the Proposed Registration and withhold from the offering any Registrable Securities it deems necessary or advisable. As requested by the Company or the underwriter in the Proposed Registration, each Holder agrees to deliver to the custodian set forth in the applicable custody agreement in advance of the effectiveness of the Proposed Registration the Registrable Securities which such Holder desires to sell in the Proposed Registration, including any such shares which may be sold pursuant to the exercise of the underwriters' over-allotment option. In addition, each Holder agrees to execute such custody agreements, powers of attorney, option exercise notices, certificates, agreements and other instruments as reasonably requested by the Company or the underwriters in order to complete the transactions contemplated by the Proposed Registration.

            2.3 Withdraw. A Holder shall only have the right to withdraw any of such Holder's Registrable Securities proposed to be sold in the Proposed Registration with the Company's consent. In its sole and absolute discretion, the Company may decide not to proceed with the Proposed Registration and may withdraw the registration statement filed in connection therewith. Any decision by the Company not to proceed with the Proposed Registration or to withdraw such registration statement shall not require the consent of any Holder.

            2.4 Option Exercises. To the extent requested by the Company, each Holder agrees to exercise such vested options to purchase shares of Common Stock in order to sell the underlying shares of Common Stock in the Proposed Registration as


                                       2

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requested by the Company. In furtherance of the foregoing, each Holder agrees to complete such exercise notices, agreements and other documentation as reasonably permitted by the Company in order to facilitate such option exercises and to provide for the direct payment to the Company of that portion of the proceeds as the Company may request in order to pay the option exercise price and any required tax withholdings.

            2.5 Delay of Registration. Holders shall not have the right to obtain or seek an injunction restraining or otherwise delaying any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

            2.6 Furnish Information. Each Holder agrees to (i) furnish to the Company such true and correct information regarding such Holder and the Registrable Securities held by such Holder for use in connection with the Proposed Registration as the Company may request, and (ii) cooperate with the Company and its counsel in connection with the Proposed Registration. Each Holder agrees to review the disclosures pertaining to such Holder contained in the prospectus relating to the Proposed Registration and to promptly notify the Company to the extent any such disclosures contain an untrue statement of a material fact or otherwise omits to state therein a material fact required to be stated therein or otherwise necessary to the make the statements therein not misleading. To the extent that any Holder receives any confidential information regarding the Company in connection with the Proposed Registration, such Holder agrees to keep such information confidential and not to disclose such information.

      3. Market Stand-Off. In addition to any other agreements Holder may have with the Company, each Holder hereby agrees that, upon request by the Company in connection with the Proposed Registration (whether or not any of such Holder's Registrable Securities are included in the Proposed Registration), for a period commencing on the date of this Agreement and ending on such date following the effective date of such registration statement as agreed to by the Company and the underwriter, that such Holder will not, directly or indirectly, effect any sale, offer to sell, hedge, pledge, make any short sale, or distribution (or enter into any agreement to do any of the foregoing) of any Common Stock or any securities similar to those being registered by the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or 144A under the Act, except for sales included as part of the Proposed Registration. In addition, each Holder hereby agrees to enter into a "lock-up" agreement which the underwriter or underwriters may reasonably request.

      4. Registration Expenses; Information. The Company shall pay all expenses incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration and filing fees (except those fees attributable to the inclusion of the Registrable Securities), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, transfer taxes, fees of transfer agents and registrars. Each Holder shall bear such Holder's own selling costs, commissions,


                                       3

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underwriters' discounts, and other expenses in connection with the Proposed
Registration, including, but not limited to, expenses and fees of counsel for such Holder, expenses and fees for a custodian, and the registration fees attributable to the inclusion of the Registrable Securities in connection with the Proposed Registration. In addition to the foregoing, in the event the underwriting agreement relating to the Proposed Registration is executed by a Holder and the offering contemplated by the Proposed Registration fails to close as a result of a breach of a representation, warranty or covenant by such Holder contained in such underwriting agreement or the non-fulfillment of any covenant by such Holder contained in such underwriting agreement, then such Holder agrees to indemnify and hold harmless the Company and the other Holders against any and all costs, losses, claims, damages or liabilities which result from the breach by the Holder of such representation, warranty or covenant or the failure by such Holder to fulfill any covenant pursuant to the underwriting agreement.

      5.    Indemnification.

            5.1 Definition of Violation. For purposes of this Section 5, a "Violation" shall mean: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or otherwise necessary to make the statements therein not misleading.

            5.2 Holder's Indemnity. Each Holder whose Registrable Securities are included in the Proposed Registration for sale agrees, severally, and not jointly, to the extent permitted by law, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement for the Proposed Registration, and each person who controls the Company (within the meaning of the 1933 Act), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject (i) under the 1933 Act, or other federal or state law insofar as such losses, claims, damages or liabilities (or action with respect thereto) arise out of or are based upon any Violation which occurs in reliance upon and in conformity with information furnished by such Holder to the Company for use in connection with such registration, including information contained in any applicable questionnaire completed by the Holder or (ii) as a result of any breach by such Holder of the terms and conditions contained in this Agreement. Each Holder whose shares are included in the Proposed Registration agrees to reimburse the Company, each of its directors, its officers who signed the registration statement for the Proposed Registration, and each person who controls the Company for any out-of-pocket legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage or liability, as such expenses are incurred.

            5.3 Limitations. If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall


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contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            5.4 Additional Provisions. The obligations of each Holder under this
Section 5 shall survive the completion of any offering of such Holder's Registrable Securities in the Proposed Registration pursuant to this Agreement.

      6.    Miscellaneous

            6.1 Governing Law. This Agreement shall be governed by and construed under the laws of California, without giving effect to the conflicts of laws principles thereof.

            6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights and obligations hereunder shall not be assignable by Holders without the prior written consent of the Company.

            6.3 Severability. If any provisions of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

            6.4 Entire Agreement. This Agreement and the documents referenced herein constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, among the parties with respect hereto and thereto.

            6.5 Amendment and Waivers. Any term or provision of this Agreement may be amended with respect to a particular Holder, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with respect to a particular Holder only by a writing signed by the Company and such Holder.


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            6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall be effective as to a particular Holder when it has been signed by such Holder and by the Company.


                            [signature pages follow]


                                       6

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                            [Company signature page]

                  IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.


"COMPANY"                                    OUTDOOR CHANNEL HOLDINGS, INC.
                                             a Delaware corporation

                                             By:/s/ William A. Owen
                                             Name:    William A. Owen
                                             Title:   Chief Financial Officer

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                            [Holder signature pages]

"HOLDER"

                                             /s/ Thomas H. Massie
                                             ----------------------------------
                                             Name:  Thomas H. Massie

                                             Address:
                                                      -------------------------
                                                      -------------------------

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"HOLDER"

                                             /s/ Perry T. Massie
                                             ----------------------------------
                                             Name:  Perry T. Massie

                                             Address:
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                                                      -------------------------

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"HOLDER"                                     Musk Ox Investments, LP


                                             By: /s/ Perry T. Massie
                                                 ------------------------------
                                             Name:  Perry T. Massie
                                                    ---------------------------
                                             Title:  General Partner
                                                     --------------------------

                                             Address:
                                                      -------------------------
                                                      -------------------------


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"HOLDER"                                     Musk Ox Investments, LP


                                             By: /s/ Thomas H. Massie
                                                 ------------------------------
                                             Name:  Thomas H. Massie
                                                    ---------------------------
                                             Title: General Partner
                                                    ---------------------------

                                             Address:
                                                      -------------------------
                                                      -------------------------

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"HOLDER"

                                             /s/ Elizabeth J. Sanderson
                                             ----------------------------------
                                             Name:  Elizabeth J. Sanderson

                                             Address:
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                                                      -------------------------

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"HOLDER"

                                             /s/ Ray V. Miller
                                             ----------------------------------
                                             Name:  Ray V. Miller

                                             Address:
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                                                      -------------------------

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"HOLDER"

                                             /s/ Jerry R. Berglund
                                             ----------------------------------
                                             Name:  Jerry R. Berglund

                                             Address:
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                                                      -------------------------

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"HOLDER"

                                             /s/Andrew J. Dale
                                             ----------------------------------
                                             Name:  Andrew J. Dale

                                             Address:
                                                      -------------------------
                                                      -------------------------

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"HOLDER"

                                             /s/ Jacob J. Hartwick
                                             ----------------------------------
                                             Name:  Jacob J. Hartwick

                                             Address:
                                                      -------------------------
                                                      -------------------------

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"HOLDER"

                                             /s/ Mark C. Corcoran
                                             ----------------------------------
                                             Name: Mark C. Corcoran

                                             Address:
                                                      -------------------------
                                                      -------------------------


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"HOLDER"                             The Multi-Generational Trust of Elizabeth
                                     Sanderson-Burke dated July 3, 2001

                                     By: /s/ William F. White
                                         ------------------------------
                                         William F. White, Trustee

                                     Address:  c/o Michael Best & Friedrich LLP
                                               P.O. Box 1806
                                               Madison, WI 53701-1806

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"HOLDER"                             The Elizabeth Sanderson Irrevocable Trust
                                     dated May 4, 2004

                                     By: /s/ Reginald I. Tilly, III
                                         --------------------------------------
                                          Reginald I. Tilly, III, Trustee

                                     Address:      500 108th Ave NE
                                                   Bellvue, WA 98004






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"HOLDER"                             Elizabeth Jean Sanderson-Burke Charitable
                                     Remainder Unitrust

                                     By: /s/ Elizabeth J. Sanderson
                                         --------------------------------------
                                            Elizabeth J. Sanderson, Trustee

                                     Address:      710 Cherry Street
                                                   Seattle, WA 98104






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"HOLDER"                            The Joseph M. & Phyllis T. Burke Irrevocable
                                    Childrens TR UA DTD November 16, 1992

                                    By: /s/ Michael Burke
                                        ---------------------------------------
                                            Michael Burke, Trustee

                                     Address:





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"HOLDER"                            The Joseph M. & Phyllis T. Burke Irrevocable
                                    Childrens TR UA DTD November 16, 1992

                                    By: /s/ Elizabeth J. Sanderson
                                        ---------------------------------------
                                            Elizabeth J. Sanderson, Trustee

                                     Address:      710 Cherry Street
                                                   Seattle, WA 98104